UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — December 22, 2006

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-51686	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

NUCRYST Pharmaceuticals Corp.
50 Audubon Road
Wakefield, MA 01880
(Address of principal executive offices)
Registrant’s telephone number, including area code: (780) 992-5626
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
(Former name or former address, if changed since last report)

Item 1.01     Entry into a Material Definitive Agreement.
On December 22, 2006, NUCRYST Pharmaceuticals Corp. (the “Company”) entered into an AIMS I Amending Lease Agreement (the “Amendment”) with The Westaim Corporation (“Westaim”), which amended that certain Memorandum of Lease Agreement, dated effective December 1, 2005 (the “Lease Agreement”), between Westaim and the Company. The Amendment extended the term of the Lease Agreement by one year through December 31, 2007. Westaim owns a controlling interest in the Company. A copy of the Amendment is filed herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.
Item 9.01     Financial Statements and Exhibits.
(d)	Exhibits
99.1	AIMS I Amending Lease Agreement.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.
By:	/s/ Carol L. Amelio
Carol L. Amelio
General Counsel and Corporate Secretary

Date: December 22, 2006